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                                                EXHIBIT E-1, 3.1
                   ALLEGHENY ENERGY, INC.

                         __________


                   ARTICLES OF RESTATEMENT

                             OF

                           CHARTER

                         __________



                   Dated: August 26, 1964

                         As amended

                    to September 16, 1997

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                 ALLEGHENY POWER SYSTEM, INC.

             ARTICLES OF RESTATEMENT OF CHARTER

  This is to certify:

    FIRST: That Allegheny Power System, Inc., a Maryland corporation having its principal office in the County of Frederick, State of Maryland (hereinafter called the "Corporation"), desires to restate its Charter as now in effect, which consists of the presently effective provisions of the following documents recorded among the Charter Records of the State Department of Assessments and Taxation of Maryland:

            (a) Certificate of Incorporation of the
     Corporation received for record December 11, 1925, at
     3.30 o'clock p.m., and recorded in Liber No. 57, folio
     482, one of the Charter Records of said Commission.

            (b) Articles Supplementary of the Corporation received for record December 14, 1925, at 3.30 o'clock p.m., and recorded among such records in Liber 58, folio 360.

            (c) Articles of Amendment of the Corporation received for record June 22, 1926, at 10.45 o'clock a.m., and recorded among such records in Liber No. 66, folio 137.

            (d) Articles Supplementary of the Corporation received for record January 26, 1927, at 11.05 o'clock a.m., and recorded among such records in Liber No. 69, folio 381.

            (e) Articles Supplementary of the Corporation received for record July 1, 1927, at 10.10 o'clock a.m., and recorded among such records in Liber No. 73, folio 532.

            (f) Articles Supplementary of the Corporation received for record August 26, 1927, at 12.00 o'clock noon, and recorded among such records in Liber No. 75, folio 328 (recorded as Articles of Amendment).

            (g) Articles of Amendment of the Corporation received for record September 17, 1927, at 10.45 o'clock a.m., and recorded among such records in Liber
     No. 75, folio 367.

            (h) Articles of Amendment of the Corporation received for record January 12, 1948, at 12.15 o'clock p.m., and recorded among such records in Liber No. 263, folio 288.

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            (i) Notification of Change of Principal Office
     and Name and Address of Resident Agent of the Corporation received for record April 26, 1948, at 9.00 o'clock a.m. and recorded among such records in Liber
     No. 271, folio 33.

            (j) Articles of Amendment and Reduction of the Corporation received for record February 17, 1955, at
     3.30 o'clock p.m., and recorded among such records in Liber No. 490, folio 43.

            (k) Articles of Restatement of Charter of the Corporation received for record April 20, 1955, at 11:00 o'clock a.m., and recorded among such records in Liber No. 498, folio 161.

            (l) Articles of Amendment of the Corporation received for record November 10, 1960, at 9:00 o'clock a.m., and recorded among such records in Liber No. F-
     217, folio 551.

            (m) Articles of Amendment of the Corporation received for record May 15, 1964, at 9:30 o'clock a.m., and recorded among such records in Liber No. F-418, folio 116.

      SECOND: That the following are all provisions of the Charter of the Corporation now in effect, excluding only such provisions as are by Section 13 of Article 23 of the Annotated Code of Maryland (1939 Edition and 1947 Supplement), as amended by Chapter 135 of the Acts of 1951, specifically permitted to be omitted from these Articles of Restatement, executions, acknowledgements and verifications of Articles of Amendment and Articles of Amendment and Reduction and certain provisions thereof effectuating the changes provided for therein and provisions of the Articles of Amendment and Reduction received for record February 17, 1955, reducing the stated capital of the Corporation to $42,240,000 by charging the common capital stock account with $18,573,132 and crediting such amount to paid-in surplus and describing a stockholders' resolution providing that no dividends shall be paid or distributions made to stockholders out of such amount so transferred to paid-in surplus except upon consent of the holders of a majority of the shares of the Common Stock at the time outstanding and entitled to vote given in writing or by vote at a meeting of Stockholders called for the purpose:

          (n)  Articles of Restatement of Charter of the
corporation received for record August 28, 1964, at 4:25
o'clock p.m., and recorded among such records in Liber No.
, folio     .


          (o)  Articles of Amendment and Reduction of the
Corporation received for record December 6, 1971, at 10:00
o'clock a.m., and recorded among such records in Liber No.
, folio     .

          (p)  Articles of Amendment of the Corporation
received for record May 22, 1972, at 8:30 o'clock a.m., and
recorded among such records in Liber No.    , folio     .

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          (q)  Articles of Amendment of the Corporation
received for record May 13, 1975, at 8:30 o'clock a.m., and
recorded among such records in Liber No.     , folio     .

          (r)  Articles of Amendment of the Corporation
received for record May 19, 1980, at 3:15 o'clock p.m., and
recorded among such records in Liber No.      , folio     .

          (s)  Articles of Amendment of the Corporation
received for record on June 2, 1987, at 8:34 o'clock a.m.,
and recorded among such records in Liber No.     , folio
 .

          (t) Notification of Change of Principal Office and Name and Address of Resident Agent of the Corporation received for record October 14, 1987, at 10:53 o'clock a.m.,
and recorded among such records in Liber No.     , folio
 .

          (u) Articles of Amendment of the Corporation received for record June 28, 1988, at 8:52 o'clock a.m., and recorded among such records in Liber No. 50, folio 947.

     SECOND: That the following are all provisions of the Charter of the Corporation now in effect, excluding only such provisions as are by Section 13 of Article 23 of the Annoted Code of Maryland (1939 Edition and 1947 Supplement), as amended by Chapter 135 of the Acts of 1951, specifically permitted to be omitted from these Articles of Restatement, executions, acknowledgments and verifications of Articles of Amendment and Articles of Amendment and Reduction and certain provisions thereof effectuating the changes provided for therein and provisions of the Articles of Amendment and Reduction received for record December 6, 1971, reducing the stated capital of the Corporation to $56,480,577.50 by charging the common capital stock account with $237.50 and crediting such amount to paid-in surplus and describing a stockholders' resolution providing that no dividends shall be paid or distributions made to stockholders out of such amount so transferr3ded to paid-in surplus except upon consent of the holders of a majority of the shares of the Common Stock at the time outstanding and entitled to vote given in writing or by vote at a meeting of stockholders called for the purpose:

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                           CHARTER

                             of

                ALLEGHENY POWER SYSTEM, INC.

      THIS IS TO CERTIFY AS FOLLOWS:

                                      I.

      We, the Subscribers, R. DORSEY WATKINS, DOUGLAS H.
ROSE, 2d and GEORGE S. NEWCOMER, the post-office address of all of whom is No. 101 East Fayette Street, Baltimore,
Maryland, all being of full legal age, do, under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations, associate ourselves with the intention of forming a corporation.

                                      II.

     The name of the corporation (which is hereinafter called the "Corporation") is

                         ALLEGHENY POWER SYSTEM, INC.

                                     III.

      The purposes for which the Corporation is formed and the business or objects to be carried on and promoted by it are as follows:

            (1) To manufacture, or otherwise generate or produce, whether by hydraulic, steam or other power, and to buy, sell, distribute, accumulate, store, transmit, furnish, or otherwise dispose of electricity for light, heat and power for use and application for municipal, domestic, scientific, manufacturing, transportation, broadcasting, receiving, and any and all other purposes, public and private, to which the same is now or hereafter may be applied, and generally to transact any business in which electricity may be applied to any useful purpose; to purchase, lease or otherwise acquire, construct, build, manufacture, erect, hold, own, improve, enlarge, maintain, develop, operate, control, supervise and manage, and to sell, lease, or otherwise dispose of power plants, generating stations and other buildings, dams, reservoirs, canals, waterwheels, distribution systems, transmission lines, poles, wires, conduits and other works, equipment machinery appliances, and every accessory and convenience for conducting, maintaining and developing the manufacture, production, generation, storage, sale, distribution, accumulation, transmission, disposition, use, regulation, control and application of electricity for the purposes of light, heat, power, radio broadcasting and receiving, locomotion, transportation, and for all other purposes to which the same is now or hereafter may be applied.

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            (2) To manufacture, produce, buy, sell, lease,
     install, and
      otherwise deal in and with fixtures, chandeliers, brackets, lamps, globes and other supplies, devices and appliances used for and in connection with the distribution or use of electricity for light, heat or power, or for any other purposes.


          (3) To purchase, lease or otherwise acquire, construct, build, equip, hold, own, maintain, develop, improve and operate, by electricity or other power, street railways and interurban railways for the transportation of passengers, mail, express, merchandise or other freight, in any part of the world; to purchase, lease or otherwise acquire, construct, build, erect, equip, hold, own, improve, enlarge, maintain, operate, supervise and manage, and to sell, lease or otherwise dispose of railway stations, terminals, works, buildings, machinery, appliances, facilities, equipment, including rolling stock, and any other property used or useful or convenient for use in the business of street railways and interurban railways.

          (4) To engage in receiving, transmitting, distributing, radiating or otherwise supplying to others, for public or private purposes, messages and communications of any and all kinds whatsoever, including news matter, photographs, motion pictures, signals and other services of public or private information or interest, over wires or through space by means of electro-magnetic waves or otherwise; and to assist in the development or utilization, in any way and by any and all such means as the Corporation may deem appropriate for the furtherance of its interests, of methods of communication by means of electro-magnetic waves or by the use of electrical energy in any other manner.

          (5) To manufacture, produce, buy or in any other manner acquire, and to sell, furnish, dispose of and distribute steam for heating or other purposes, and to purchase, lease or otherwise acquire, build, construct, erect, hold, own, improve, enlarge, maintain, operate, control, supervise and manage and to sell, lease or otherwise dispose of plants, works and facilities, including distribution systems, mains, pipes, conduits and meters, and all other necessary apparatus and appliances used or useful or convenient for use in the business of manufacturing, producing, selling, furnishing, disposing of and distributing steam for heating or for any other purpose.

          (6) To purchase, lease or otherwise acquire, construct, erect, hold, own, improve, enlarge, maintain, operate, supervise and manage, and to sell, lease or otherwise dispose of works and plants for the production, generation, purification and storage of gas (both natural and artificial) and for the refinement and storage of oil, and pipe lines, mains, pipes, conduits, ducts, services, meters and all other necessary apparatus and appliances used or useful or convenient for use in the distribution, measurement and sale of such gas and oil for light, heat, power and any other purpose to which the same are now or hereafter may be applied.

          (7) To purchase, lease or otherwise acquire, build, construct, erect, hold, own, improve, enlarge, maintain, operate, control, supervise and manage and to sell, lease or otherwise dispose of water works for the purpose of supplying municipalities, corporations and individuals with water for public, corporate, business or domestic use; to construct, purchase, lease or otherwise acquire and maintain and operate dams, reservoirs, settling basins, irrigation systems, pumping stations, water towers, buildings, plants, machinery, distribution systems, mains, pipes, conduits, aqueducts, meters and all Other necessary apparatus and appliances used or useful or convenient for use in the distribution, measurement and sale of water.

          (8) To purchase, lease or otherwise acquire, hold, own, develop, improve, maintain, explore, operate and manage, and to sell, lease, or otherwise dispose of mining concessions, mining claims, and any lands containing salt, iron, coal, gas, oil or other minerals, substances or ores, stone, sand or clay, or bearing timber, together with all mining or lumber rights, powers, interests and privileges whatsoever therein or appertaining thereto; to mine, quarry or otherwise extract or remove, salt, iron, coal, gas, oil, stone, sand or clay, timber or other materials, minerals or substances from any such lands, or in the exercise of any such rights or interests, to prepare the same for market by any mining, metallurgical, refining, milling or other process desired, and to store, supply, deal in or otherwise dispose of the same and all by-products thereof.

          (9) To manufacture, gather, harvest, buy, sell and generally deal in ice (both natural and artificial); and to erect, purchase, lease or otherwise acquire and to maintain and operate plants, dams, ponds and buildings for the manufacture, harvesting and storage of ice.

          (10) To manufacture, purchase, lease or otherwise acquire and to sell, lease or otherwise dispose of and deal in and with automobiles, motor trucks, motor busses, cars, boats, tractors, motorcycles and other vehicles, aeroplanes and airships, engines, chassis, bodies, parts, appliances, accessories, equipment, material and supplies of all kinds, merchandise and articles of commerce whatsoever; to purchase, lease or otherwise acquire, and to hold, own, operate and to sell, lease or otherwise dispose of lines of motor busses and lines of motor trucks for the transportation of passengers, mail, express, merchandise or other freight for hire; to purchase, lease or otherwise acquire, construct, equip, hold, own, maintain and operate garages for the repair and storage of automobiles, motor busses, motor trucks and other vehicles; to purchase, lease or otherwise acquire, construct, equip, hold, own, maintain and operate and to sell, lease or otherwise dispose of service stations and gasoline filling stations and generally deal in automobiles, motor busses, motor trucks, parts, appliances and accessories of any nature whatsoever relating thereto.

          (11) To carry on an express business, and to receive, store, transport, distribute and deliver goods, wares and merchandise for hire.

          (12) To carry on the business of general contractors; to construct, erect, build, manufacture, install, equip, improve, alter and repair roads, highways, railroads, railways, branches or extensions thereof, factories, bridges, dams, reservoirs, canals and other water courses, and plants, conduits, transmission lines, systems, machinery and devices for furnishing water, electric, steam or other power and for the generation, accumulation and distribution of light, heat and power.

          (13) To acquire by purchase, subscription, contract or otherwise, and to hold, sell, exchange, mortgage, pledge or otherwise dispose of, or turn to account or realize upon, and generally deal in and with, all forms of securities, including, but not by way of limitation, shares, stocks, bonds, debentures, notes, scrip, mortgages, evidences of indebtedness, commercial paper, certificates of indebtedness and certificates of interest issued or created in any and all parts of the world by corporations, associations, partnerships, firms, trustees, syndicates, individuals, governments, states, municipalities and other political and governmental divisions and subdivisions, or by any combinations, organizations, or entities whatsoever, or issued or created by others, irrespective of their form or the name by which they may be described, and all trust, participation and other certificates of, and receipts evidencing interest in any such securities, and to issue in exchange therefor or in payment thereof, in any manner permitted by law, its own stock, bonds, debentures or its other obligations or securities, subject to the provisions of this Charter, or to make payment therefor by any other lawful means of payment whatsoever; to exercise any and all rights, powers and privileges of individual ownership or interest in respect of any and all such securities or evidences of interest therein, including the right to vote thereon and to consent and otherwise act with respect thereto; to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any and all such securities or evidences of interest therein, and to aid by loan, subsidy, guaranty or otherwise those issuing, creating or responsible for any such securities or evidences of interest therein; to acquire or become interested in any such securities or evidences of interest therein, as aforesaid, by original subscription, underwriting, loan, participation in syndicates or otherwise and irrespective of whether or not such securities or evidences of interest therein be fully paid or subject to further payments; to make payments thereon as called for or in advance of calls or otherwise, and to underwrite or subscribe for the same conditionally or otherwise and either with a view to investment or for resale or for any other lawful purpose.

          (14) To endorse or guarantee the payment of principal and/or interest or dividends upon any stocks, bonds, obligations or other securities or evidences of indebtedness, and to guarantee the performance of any of the contracts or other undertakings in which this Corporation may otherwise be or become interested, of any corporation, association, syndicate, individual or others, or of any country, nation or government, or political authority.

          (15) To enter into, make, perform and carry out or cancel and rescind contracts of underwriting or purchase or sale of the securities of any person, partnership, association, combination, organization, entity, corporation, state, government or political or administrative subdivision thereof, domestic or foreign, and to act as manager of any underwriting or purchasing or selling syndicate or group.

          (16) To make, enter into and carry out any arrangements with any domestic or foreign governmental, municipal or public authority, or with any corporation, partnership, association, combination, organization, entity or person, domestic or foreign, to obtain therefrom or otherwise to acquire by purchase, lease, assignment or otherwise, any powers, rights, privileges, immunities, franchises, guarantees, grants and concessions; to acquire, hold, own, exercise, exploit, dispose of and realize upon the same, and to undertake and prosecute any business dependent thereon; and to cause to be formed, to promote and to aid in any way in the formation of any corporation, in the United States or abroad, for any such purposes.

          (17) To cause to be formed, merged or reorganized or liquidated, and to promote, take charge of and aid in any way permitted by law, the formation, merger, liquidation or reorganization, of any corporation, combination, organization, entity or association, of the United States or of any foreign country.

          (18) To operate, manage, supervise, direct and control all or any part of the business and property of any corporation, association, partnership, combination, organization, entity or individual, domestic or foreign, through stock ownership, by contract, or otherwise and to receive fixed or contingent compensation for such service or to receive compensation therefor by commissions, management fees, shares in gross or net receipts or profits, or in any other manner or upon any other terms whatsoever, or so to act without direct compensation; and to promote, participate or assist in any way in the business of any such corporation, association, partnership, combination, organization, entity or individual.

          (19) To manufacture, produce, purchase or otherwise acquire, sell or otherwise dispose of, import, export, distribute, deal in and with, whether as principal or agent, goods, wares, merchandise, and materials of every kind and description, whether now known or hereafter to be discovered or invented.

          (20) To purchase, take on lease or in exchange, hire, or otherwise acquire, hold, own, possess, equip, improve, develop, deal in, sell, convey, assign, mortgage, pledge or otherwise encumber any and all real and personal property of every kind and description and property partaking of the nature of either real or personal property and rights, estates, interests, franchises, licenses and privileges in such property, real, personal or mixed, wheresoever situated or located within any State, territory, district or dependency of the United States, or in any foreign country.

          (21) To undertake, conduct, assist, promote and participate in every kind of public utility, commercial, industrial, mercantile, mining or transportation enterprise, business, undertaking, venture or operation in the United States or in any foreign country.

          (22) To enter into any legal arrangement for sharing profits, union of interest, reciprocal concession, or cooperation with any person, partnership, association, combination, organization, entity or corporation in the carrying on of any business which this Corporation is authorized to carry on, or any business or transaction deemed necessary, convenient, or incidental to carrying out any of the objects of this Corporation.

          (23) To act in any and all parts of the world in any capacity whatsoever as financial, fiscal, commercial or business agent or representative, general or special, for domestic and foreign corporations, individuals, partnerships, associations, combinations, organizations, entities, states, governments, and other public and private bodies.

          (24) To acquire in whole or in part the business, good-will, rights, property and assets of all kinds of any corporation, association, partnership, combination, organization, entity or individual, domestic or foreign; and to pay for the same in money, stocks, bonds, debentures or other securities or obligations of the Corporation or otherwise, in any manner permitted by law; and to hold, possess and improve such properties and to conduct in any legal manner the whole or any part of the business so acquired; and to pledge, mortgage, sell or otherwise dispose of the same.

          (25) To borrow money, to issue bonds, debentures, or obligations secured or unsecured, of the Corporation from time to time, for moneys borrowed or in payment for property purchased or otherwise in connection with any operations of the Corporation; to secure any of the same by mortgage or mortgages upon, or by deed or deeds of trust of, or by pledge of, any or all of the property, real and personal, of the Corporation wheresoever situated, acquired or to be acquired; and to sell or otherwise dispose of any or all such bonds, debentures or obligations in such manner and upon such terms as may be deemed judicious.

          (26) To apply for, obtain, register, purchase, lease or otherwise acquire, and to hold, own, use, exercise, develop, operate and introduce, and to sell, assign, grant licenses in respect of, or otherwise dispose of, any patents and inventions, improvements and processes used in connection with or secured under Letters Patent of the United States or any dependency, colony or insular possession of the United States or of any foreign government, trade-marks and trade names, and to acquire, use, exercise or otherwise turn to gain licenses in respect of any such patents, inventions, processes and the like, or any such property rights.

          (27) To enter into, make, carry out, perform, assign or otherwise dispose of, contracts, agreements and arrangements of every kind and character with any individual, firm, association or corporation, private, quasi-public, public or municipal, domestic or foreign, or with the Government or public authorities of the United States or of any State, district, territory, colony, dependency or possession thereof, or with any officer or official, or with any and all foreign governments, states, political subdivisions, municipalities, boards, bodies and officials; to obtain from any such government, state, political subdivision, authority, officer, official, corporation, association, firm or individual any and all concessions, licenses, permits, rights, easements, privileges, subsidies, gifts, franchises, charters, grants and patents, relating to or for the promotion or protection of the purposes enumerated in this Charter and to control and hold the same and operate thereunder, or assign, sell or otherwise dispose thereof.

          (28) To issue, purchase, hold, sell, transfer, reissue or cancel shares of its own capital stock or its own securities or obligations in the manner and to the extent now or hereafter authorized or permitted by the laws of the State of Maryland.

          (29) To undertake, contract for or carry on any business incidental to or in aid of, or advantageous in pursuance of, any of the objects or purposes of the Corporation.

          (30) To do any of the things hereinbefore enumerated for itself or for account of others and to make and perform contracts for doing any part thereof.

          (31) To conduct its business in all or any of its branches so far as permitted by law in all States, territories, dependencies and colonies of the United States and its insular possessions and the District of Columbia and in foreign countries; to maintain offices and agencies either within or without the State of Maryland; and as may be requisite in the convenient transaction of its business or conduct of its operations, to purchase or otherwise acquire, hold, own, mortgage, sell, convey or otherwise dispose of real and personal property of every class and description in any of the States, districts, territories, dependencies, colonies or insular possessions of the United States, and in any and all foreign countries, subject always to the laws of such State, district, territory, dependency, colony, insular possession or foreign country.

          (32) In general, to do any or all of the things hereinbefore set forth, and such other things as are incidental or conducive to the attainment of the objects and purposes of the Corporation, as principal, factor, agent, contractor or otherwise, either alone or in conjunction with any person, firm, association or corporation; and in carrying on its business and for the purpose of attaining or furthering any of its objects, to enter into, make, perform and carry out contracts with any person, partnership, association, combination, organization, entity, corporation, government, governmental subdivision, or other body whatsoever; and to do such acts and things, and to exercise any and all such powers to the same extent as a natural person might or could lawfully do to the full extent authorized or permitted to a corporation under any laws that may be now or hereafter applicable or available to the Corporation.

      The foregoing clauses shall each be construed as purposes, objects and powers, and the matters expressed in each clause shall, except as otherwise expressly provided, be in nowise limited by reference to, or inference from, terms of any other clause, but shall be regarded as independent purposes, objects and powers and the enumeration of specific purposes, objects and powers shall not be construed to limit or restrict in any manner the meaning of the general terms or the general powers of the Corporation, nor shall the expression of one thing be deemed to exclude another, although it be of like nature, not expressed.

      The purposes for which the Corporation is formed and the business or objects to be carried on and promoted by it are any one or more of the acts and things herein set forth, and for the accomplishment of these purposes and the carrying on and promotion of said business and objects, the Corporation shall have and may exercise all powers conferred upon it by the laws of the State of Maryland now or hereafter in effect.

      Nothing herein contained shall be construed as giving the Corporation any rights, powers or privileges not permitted to it by the laws of the State of Maryland.

                                      IV.

      The post-office address of the place at which the principal office of the Corporation in the State of Maryland is located is Room 1, The Potomac Edison Building, corner of Maryland Avenue and Schley Avenue, Braddock Heights, Frederick County, Maryland. The resident agent of the Corporation is Frank A. Beachley, whose post-office address is Room 1, The Potomac Edison Building, corner of Maryland Avenue and Schley Avenue, Braddock Heights, Frederick County, Maryland. Said resident agent is a citizen of the State of Maryland, and actually resides therein.

                                      V.

     The Corporation shall have nine directors, which number may be changed from time to time in such lawful manner as the By-Laws of the Corporation shall provide, and Harold F. Butler, William A. Lyon, Francis H. May, Jr., William F. Oliver, J. Lee Rice, Jr., George M. Schurman, Joseph H. Taggart, Earle S. Thompson, and Edward H. Walworth, Jr. are the directors now in office.

                                      VI.

      The total number of shares of stock which the corporation has authority to issue is Twenty-five million (25,000,000) shares of Common Stock of the par value of Two dollars and fifty cents ($2.50) each, amounting in aggregate par value to Sixty-two million five hundred thousand dollars ($62,500,000).

                                     VII.

      A. The holders of the shares of Common Stock shall be entitled to one vote for each share of such stock held by them; provided, however, that at all elections of directors by the stockholders of the Corporation, each holder of shares of stock entitled to vote for the election of directors shall be entitled to as many votes as shall equal the number of shares of such stock held by him multiplied by the number of directors to be elected, and he may cast all of such votes for a single director or may distribute them among the number of directors to be elected, or any two or more of them as he may see fit.

     B. No holder of Common Stock shall be entitled as such as a matter of right to subscribe for or purchase any part of any new or additional issue of stock of the Corporation of any class whatsoever or of securities convertible into stock of any class whatsoever, whether now or hereafter authorized or whether issued for money, for consideration other than money or by way of dividend; provided, however, that if the Board of Directors shall determine to offer any new or additional shares of Common Stock, or any security convertible into Common Stock, for money, other than by a public offering of all of such shares or an offering of all of such shares to or through underwriters or investment bankers who shall have agreed promptly to make a public offering of such shares, the same shall first be offered pro rata to the holders of the then outstanding shares of Common Stock of the Corporation upon terms not less favorable to the purchaser (without deduction of such reasonable compensation, allowance or discount for the sale, underwriting or purchase as may be fixed by the Board of Directors) than those on which the Board of Directors issues and disposes of such stock or securities to others than such holders of Common Stock; and provided further, that the time within which such preemptive rights shall be exercised may be limited by the Board of Directors to such time as to said Board may seem proper, not less, however, than ten days after the mailing of notice that such stock rights are available and may be exercised.

      C. The Corporation reserves the right from time to time to make any amendment to its Charter, including any amendment changing the terms of any of its outstanding stock by classification, reclassification or otherwise; but no such amendment which changes the terms of any of the outstanding Common Stock shall ever be made except upon consent of the holders of a majority of the shares of the Common Stock outstanding given in writing or by vote at a meeting of stockholders called for the purpose.

                                     VIII.

      The duration of the Corporation is to be perpetual.

                                      IX.

      Notwithstanding any provisions of law requiring any action to be taken or authorized by the affirmative vote of the holders of a majority or other designated proportion of the shares or of the shares of each class, or otherwise to be taken or authorized by vote of the stockholders, such action shall be effective and valid if taken or authorized by the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote thereon, except as otherwise provided in this Charter.

                                      X.

      The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of the stock of the Corporation of any class, whether now or hereafter authorized, and of securities convertible into shares of its stock of any class, whether now or hereafter authorized, for such considerations as said Board of Directors may deem advisable, subject to such limitations and restrictions, if any, as may be set forth in the Charter of the Corporation.

                                      XI.

     Upon the consent of the holders of a majority of the total number of shares issued and outstanding and at the time entitled to vote for and elect the Board of Directors, expressed in writing or by vote at a meeting called for that purpose, all the property, franchises, rights and assets of the Corporation may be sold or transferred as an entirety to a new corporation to be organized under the laws of the United States, the State of Maryland, or of any other State of the United States for the purpose of so taking over all the property, franchises, rights and assets of the Corporation, with the same or a different authorized number of shares of stock, and with the same preferences, voting powers, restrictions and qualifications thereof as may then attach to the classes of stock of the Corporation then outstanding (provided that the whole or any part of such stock or of any class thereof may be stock with or without nominal or par value); the consideration for such sale or transfer to be the assumption by such new corporation of all of the then outstanding liabilities of the Corporation and the issuance and delivery by the new corporation of shares of stock (any or all thereof either with or without nominal or par value) of such new corporation of the several classes into which the stock of the Corporation is then divided equal in number to the number of shares of stock of the Corporation of the several classes then outstanding. In the event of such sale or transfer each holder of stock in the Corporation agrees forthwith to surrender, and agrees that any and every other holder of stock in the Corporation may surrender, for cancellation his certificate or certificates for stock of the Corporation and receive and accept in exchange therefor, as his full and final distributive share of the proceeds of such sale or transfer and of the assets of the Corporation, with or without a dissolution of the Corporation, a number of shares of the stock of the new corporation of the class corresponding to the class of the shares surrendered equal in number to the shares of stock of the Corporation so surrendered, and in the event of such sale or transfer no holder of any of the stock of the Corporation shall have any rights or interests in or against the Corporation, or against the property, franchises, rights and assets so sold or transferred, except the right upon surrender of his certificates as aforesaid properly endorsed to receive from the Corporation certificates for such shares of such new corporation as herein provided. Such new corporation may, but need not, have all or any of the powers of the Corporation, and the Charter and By-Laws of such new corporation may, but need not, contain all or any of the provisions contained in the Charter and By-Laws of the Corporation.

                                     XII.

      If so determined by the Board of Directors, the Corporation may from time to time receive money and/or other property and credit the amount or value thereof to reserve or surplus, and such money or other property may be an undivided part of a consideration for another part of which stock, bonds, debentures and/or other obligations of the Corporation are issued. Against any reserve or surplus so established there may be charged losses at any time incurred by the Corporation, also dividends or other distributions upon stock. Such reserve or surplus may be reduced from time to time by the Board of Directors for the purposes above specified, or by transfer from such reserve or surplus to capital account.

                                     XIII.

       In the absence of fraud, no contract or other transaction between the Corporation and any other corporation or any individual, association or firm shall be in any way affected or invalidated by the fact that any of the Directors of the Corporation are interested in such other corporation, association or firm or personally interested in such contract or transaction, nor shall any Director so interested be liable to account to the Corporation for any profit made by him from or through any such contract or transaction which shall have been authorized, ratified or approved by the Board of Directors or by the stockholders entitled to vote, by reason of such Director holding such office or the fiduciary relation thereby established. Any Director of the Corporation may vote upon any contract or other transaction between the Corporation and any subsidiary or affiliated corporation without regard to the fact that he is also a director of such subsidiary or affiliated corporation.

      Any contract, transaction or act of the Corporation or of the Board of Directors, which shall be ratified by a majority of a quorum of the stockholders entitled to vote at any annual meeting, or at any special meeting called for such purpose, shall, except as otherwise specifically provided by statute or by this Charter, be as valid and as binding as though ratified by every stockholder of the Corporation; provided, however, that any failure of the stockholders to approve or ratify such contract, transaction or act, when and if submitted, shall not be deemed in any way to render the same invalid or to deprive the Directors and officers of their right to proceed with such contract, transaction or act.

                                     XIV.

      Any officer and any employee may be removed (except from the office of Director) at any time by a vote of a majority of the whole Board of Directors. Any officer and any employee not elected or appointed by the Board of Directors, may be removed at any time by any Committee or officer or employee upon whom such power of removal may be conferred by the By-Laws or by vote of the Board of Directors.

                                      XV.

      The Board of Directors of the Corporation is hereby empowered, in connection with the authorization of the issue of stock of the corporation, to make such provision by resolution as it may from time to time deem advisable for the reimbursement out of net profits or surplus at any time or from time to time available for dividends upon the Common Stock of the Corporation of any taxes, assessments or other governmental charges which the holders of any shares of stock then to be issued and/or the holders of any shares of stock of the same class or series or of other classes or series theretofore issued and then outstanding may lawfully be required to pay in respect of such stock or in respect of the dividends derived therefrom, and to authorize the execution of such agreements or undertakings and/or to cause such legends or notations to be printed, stamped, lithographed or engraved upon the Certificates representing such stock as the Board of Directors may from time to time deem necessary or appropriate for the purpose of giving effect to any provision so made.

                                     XVI.

      The holders of record of shares of the capital stock of the Corporation issued and outstanding and representing a majority of the votes entitled to be cast at any meeting of stockholders, present in person or by proxy, shall, except as otherwise provided by law, be necessary to constitute a quorum at such meeting. If there be no such quorum, the holders of a majority of such shares so present or represented may adjourn the meeting from time to time without notice other than by announcement at the meeting, until a quorum be present.


                                     XVII.

      The power to make, alter and repeal the By-laws of the Corporation shall be vested in the Board of Directors and may be exercised by a majority of the whole Board; except that the power to alter the By-laws to divide the Board into classes having different tenures of office shall be reserved to the stockholders.

      IN WITNESS WHEREOF, we have signed this Charter on December 11, 1925.

Witness:

      CORA E. SCHOTTA      as to     R. DORSEY WATKINS
      CORA E. SCHOTTA      as to     DOUGLAS H. ROSE, 2d
      CORA E. SCHOTTA      as to     GEORGE S. NEWCOMER

State of Maryland )
                  )  SS.:
City of Baltimore )

      This is to certify that on December 11, 1925, before me, the subscriber, a Notary Public of the State of Maryland, in and for the City of Baltimore, personally appeared R. Dorsey Watkins, Douglas H. Rose 2d and George S. Newcomer, and severally acknowledged the foregoing Charter to be their act and deed.

      WITNESS my hand and notarial seal, the day and year last above written.
                                          CORA E. SCHOTTA
                                          Notary Public

(SEAL)

      THIRD: That the provisions of the Charter of the Corporation set forth in paragraph SECOND hereof are all of the provisions of the Charter of the Corporation now in effect, excluding only such provisions as are referred to in said paragraph SECOND as having been excluded.

      FOURTH: That this restatement of the Charter of the Corporation has been authorized by the vote of a majority of the entire Board of Directors of the Corporation.

      FIFTH: That no amendment of the Charter of the Corporation is being effected by these Articles of Restatement of the Charter except as in Section 13 of
Article 23 of the Annotated Code of Maryland (1939 Edition and 1947 Supplement), as amended by Chapter 135 of the Acts of 1951, specifically permitted.

      IN WITNESS WHEREOF, Allegheny Power System, Inc. has caused these presents to be signed in its name and on its behalf by its President or one of its Vice Presidents, and its corporate seal to be hereto affixed and attested by its Secretary or one of its Assistant Secretaries or August 26, 1964.

                                    ALLEGHENY POWER SYSTEM,
INC.

(SEAL)                              By J. LEE RICE, JR.
                                         President


Attest:

    H. D. MCDOWELL
    Secretary

STATE OF NEW YORK   )
                    )SS.:
COUNTY OF NEW YORK  )

      I HEREBY CERTIFY that on August 26, 1964, before me, the subscriber, a notary public of the State of New York, in and for the County of New York aforesaid, personally appeared J. Lee Rice, Jr., President of Allegheny Power System, Inc., a Maryland corporation, and H. D. McDowell, Secretary of said Corporation, and said J. Lee Rice, Jr. in the name and on behalf of said Corporation acknowledged the foregoing Articles of Restatement of the Charter of said Corporation to be the corporate act of said Corporation, and said H. D. McDowell made oath in due form of law that he was secretary of the meeting of the Board of Directors of said Corporation at which such restatement of the Charter of said Corporation was authorized and that the matters and facts set forth in said Articles of Restatement with respect to authorization thereof by the Board of Directors of said Corporation are true to the best of his knowledge, information and belief.

WITNESS my hand and notarial seal, the day and year last above written.



                                   WILLIAM COOK

                                   WILLIAM COOK
                    Notary Public, State of New York; No. 41-747550
                              Qualified in Queens County
                 Certificate filed in New York County Clerk's Office
                         Commission Expires March 30, 1965

(SEAL)

Approved and recorded by the State Department of Assessments and Taxation of Maryland, August 28, 1964, at 4:25 o'clock
P.M.

                          ALLEGHENY POWER SYSTEM, INC.

                             Articles of Reduction

      First: The amount of stated capital of Allegheny Power System, Inc., a Maryland corporation having its principal office at Room 1, The Potomac Edison Company Building, corner of Maryland Avenue and Schley Avenue, Braddock Heights, Frederick County, Maryland (hereinafter called the Corporation) prior to the reduction to be effected hereby is $56,480,815.00, and such amount is not divided by classes.

      Second: The amount of the reduction of said stated capital to be effected hereby is $237.50.

      Third: The method of effecting said reduction is the retirement of 95 shares of common stock, par value $2.50 per share, of the Corporation held by the Corporation in its treasury by the filing of these Articles with the Maryland Department of Assessments and Taxation without amending the charter of the Corporation.

      Fourth: The amount of stated capital as reduced is $56,480,577.50, and the same is not divided by classes.

      Fifth: Such reduction has been authorized by the Board of Directors of the Corporation.

      IN WITNESS WHEREOF, Allegheny Power System, Inc. has caused these presents to be signed in its name and on its behalf by one of its Vice Presidents, and its corporate seal to be hereto attached and attested by its Secretary, on December 6, 1971.

                              ALLEGHENY POWER SYSTEM, INC.

/SEAL/

Attest:                       By     E. W. WILKINSON
                                     Senior Vice President

CARROLL E. SUMMERS
Secretary

STATE OF NEW YORK   )
                    )SS.:
COUNTY OF NEW YORK  )

      I HEREBY CERTIFY, that on December 6, 1971, before me, the subscriber, a notary public of the State of New York, in and for the County of New York aforesaid, personally appeared E. W. Wilkinson, a Senior Vice President of Allegheny Power System, Inc., a Maryland corporation, and in the name and on behalf of said corporation acknowledged the foregoing Articles of Reduction to be the corporate act of said corporation; and at the same time personally appeared Carroll E. Summers and made oath in due form of law that he was secretary of the meeting of the Board of Directors of said corporation at which the reduction of its stated capital set forth in said Articles of Reduction was authorized and that the matters and facts set forth in said Articles of Reduction are true to the best of his knowledge, information and belief.

      WITNESS my hand and notarial seal, the day and year last above written.


                                     REGINALD W. VanDERZEE
                                          Notary Public

                                     REGINALD W. VanDERZEE
                              Notary Public, State of New York
                                     No. 41-9432250
                                Qualified in Queens County
                          Certificate filed with N.Y. Co. Clerk
                            Commission Expires March 30, 1972

 /NOTARIAL SEAL/

ALLEGHENY POWER SYSTEM, INC.

ARTICLES OF AMENDMENT

      Allegheny Power System, Inc., a Maryland corporation having its principal office at Room 1, The Potomac Edison
Company Building, corner of Maryland Avenue and Schley
Avenue, Braddock Heights, Frederick County, Maryland
(hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

      First: The Charter of the Corporation is hereby amended by striking out Article VI, as restated in the Restatement of Charter received for record on August 28, 1964, and inserting in lieu thereof the following:

                                      VI

      The total number of shares of stock which the Corporation has authority to issue is Thirty million (30,000,000) shares of Common Stock of the par value of Two dollars and fifty cents ($2.50) each, amounting in aggregate par value to Seventy-five million dollars ($75,000,000).

      Second: The Board of Directors of the Corporation on March 23, 1972 at a meeting duly convened and held adopted a resolution in which was set forth the foregoing amendment to the Charter, declaring that the said amendment of the Charter was advisable and directing that it be submitted for action thereon to the stockholders of the Corporation.

      Third: That the Annual Meeting of Stockholders of the
Corporation, notice of which having been given as required by law, was held In New York, N. Y., as provided by the By-
Laws of the Corporation, on May 11, 1972, and at said meeting the stockholders by the affirmative vote of more than 75% of all the votes entitled to be cast thereon (the
Charter of the Corporation providing that notwithstanding any provisions of law requiring any action to be taken or authorized by the affirmative vote of the holders of a majority or other designated proportion of the shares or of the shares of each class, or otherwise to be taken or authorized by vote of the stockholders, such action shall be effective and valid if taken or authorized by the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote thereon, except as otherwise provided in the Charter) duly approved the amendment of the Charter of the Corporation hereinabove set forth.

      Fourth: The amendment of the Charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved and adopted by the stockholders of the Corporation.

      Fifth: (a) That the total number of shares of all classes heretofore authorized was 25,000,000, all of which were Common Stock of the par value of $2.50 each, amounting in the aggregate to $62,500,000 par value.

             (b) That the total number of shares of all classes as increased is 30,000,000 shares, all of which are Common Stock of the par value of $2.50 each, amounting in the aggregate to $75,000,000 par value.

            (c) The shares are not divided into classes, all of the hereafter authorized shares being Common Stock.

      IN WITNESS WHEREOF, Allegheny Power System, Inc. has caused these presents to be signed in its name and on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereto affixed and attested by its Secretary or one of its Assistant Secretaries on May 16, 1972.

                                ALLEGHENY POWER SYSTEM, INC.

                                By:   CHARLES B. FINCH
                                         President

(CORPORATE SEAL)

Attest:

CARROLL E. SUMMERS
    Secretary

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

      I HEREBY CERTIFY that on May 16, 1972, before me, the subscriber, a notary public of the State of New York, in and for the County of New York, personally appeared Charles B. Finch, President of Allegheny Power System, Inc., a Maryland corporation, and in the name and on behalf of said corporation acknowledged the foregoing Articles of Amendment to be the corporate act of said corporation; and at the same time personally appeared J. Lee Rice, Jr., and made oath in due form of law that he was chairman of the meeting of stockholders of said corporation at which the amendment of the Charter of said corporation was adopted and approved and that the matters and facts set forth in said Articles of Amendment with respect to approval are true to the best of his knowledge, information and belief.

      WITNESS my hand and notarial seal, the day and year last above written.


                                VERONICA T. MAHONEY
                                   Notary Public

 (NOTARIAL SEAL)

Approved and received by the Maryland Department of Assessments and Taxation on May 22, 1972, at 8:30 o'clock
A.M.

                ALLEGHENY POWER SYSTEM, INC.

                    ARTICLES OF AMENDMENT

      Allegheny Power System, Inc., a Maryland corporation having its principal office in the State of Maryland at Room 1, The Potomac Edison Company Building, corner of Maryland Avenue and Schley Avenue, Braddock Heights, Frederick County, Maryland (hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

      First: The Charter of the Corporation is hereby amended by striking out Article VI, as restated in the Restatement of Charter received for record on August 28, 1964, as heretofore amended, and inserting in lieu thereof the following:

                                      VI

            The total number of shares of stock which the Corporation has authority to issue is Forty million (40,000,000) shares of Common Stock of the par value of Two dollars and fifty cents ($2.50) each, amounting in aggregate par value to One hundred million dollars $100,000,000).

      Second: The Board of Directors of the Corporation on
February 27, 1975 at a meeting duly convened and held adopted a resolution in which was set forth the foregoing amendment to the Charter, declaring that the said amendment of the Charter was advisable and directing that it be submitted for action thereon to the stockholders of the Corporation.

      Third: That the Annual Meeting of Stockholders of the Corporation, notice of which having been given as required by law, was held in New York, N. Y., as provided by the By-laws of the Corporation, on May 8, 1975, and at said meeting the stockholders by the affirmative vote of more than 68% of all the votes entitled to be cast thereon (the Charter of the Corporation providing that notwithstanding any provisions of law requiring any action to be taken or authorized by the affirmative vote of the holders of a majority or other designated proportion of the shares or of the shares of each class, or otherwise to be taken or authorized by vote of the stockholders, such action shall be effective and valid if taken or authorized by the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote thereon, except as otherwise provided in the Charter) duly approved the amendment of the Charter of the Corporation hereinabove set forth.

      Fourth: The amendment of the Charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved and adopted by the stockholders of the Corporation.

      Fifth: (a) That the total number of shares of all classes heretofore authorized was 30,000,000, all of which were Common Stock of the par value of $2.50 each, amounting in the aggregate to $75,000,000 par value.

             (b) That the total number of shares of all classes as increased is 40,000,000 shares, all of which are Common Stock of the par value of $2.50 each, amounting in the aggregate to $100,000,000 par value.

            (c) The shares are not divided into classes, all of the hereafter authorized shares being Common Stock.

      IN WITNESS WHEREOF, Allegheny Power System, Inc. has caused these presents to be signed in its name and on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereto affixed and attested by its Secretary or one of its Assistant Secretaries on May 12, 1975.

                          ALLEGHENY POWER SYSTEM, INC.

                          By    KLAUS BERGMAN
(CORPORATE SEAL)                Vice President


Attest:

CARROLL E. SUMMERS
    Secretary

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

      I HEREBY CERTIFY that on May 12, 1975, before me, the subscriber, a notary public of the State of New York, in and for the County of New York, personally appeared Klaus Bergman, Vice President of Allegheny Power System, Inc., a Maryland corporation, and in the name and on behalf of said corporation acknowledged the foregoing Articles of Amendment to be the corporate act of said corporation; and at the same time personally appeared Charles B. Finch, and made oath in due form of law that he was chairman of the meeting of stockholders of said corporation at which the amendment of the Charter of said corporation was adopted and approved and that the matters and facts set forth in said Articles of Amendment with respect to approval are true to the best of his knowledge, information and belief.

      WITNESS my hand and notarial seal, the day and year last above written.


                             VERONICA T. MAHONEY
                                 Notary Public

(NOTARIAL SEAL)

Approved and received by the Maryland Department of Assessments and Taxation on May 13, 1975, at 8:30 o'clock a.m.

ALLEGHENY POWER SYSTEM, INC.

ARTICLES OF AMENDMENT

      Allegheny Power System, Inc., a Maryland corporation having its principal office in the State of Maryland at Room 1, The Potomac Edison Company Building, corner of Maryland Avenue and Schley Avenue, Braddock Heights, Frederick County, Maryland (hereinafter called the corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

      First: The Charter of the Corporation is hereby amended by striking out Article VI, as restated in the Restatement of Charter received for record on August 28, 1964, as heretofore amended, and inserting in lieu thereof the following:

                                      VI

            The total number of shares of stock which the Corporation has authority to issue is Fifty-five million (55,000,000) shares of Common Stock of the par value of Two dollars and fifty cents ($2.50) each, amounting in aggregate par value to One hundred thirty-seven million five hundred thousand dollars ($137,500,000).

      Second: The Board of Directors of the Corporation on February 7, 1980 at a meeting duly convened and held adopted a resolution in which was set forth the foregoing amendment to the Charter, declaring that the said amendment of the Charter was advisable and directing that it be submitted for action thereon to the stockholders of the Corporation.

      Third: That the Annual Meeting of Stockholders of the Corporation, notice of which having been given as required by law, was held in New York, N. Y., as provided by the By-laws of the Corporation, on May 8, 1980, and at said meeting the stockholders by the affirmative vote of more than 71% of all the votes entitled to be cast thereon (the Charter of the Corporation providing that notwithstanding any provisions of law requiring any action to be taken or authorized by the affirmative vote of the holders of a majority or other designated proportion of the shares or of the shares of each class, or otherwise to be taken or authorized by vote of the stockholders, such action shall be effective and valid if taken or authorized by the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote thereon, except as otherwise provided in the Charter) duly approved the amendment of the Charter of the Corporation hereinabove set forth.

      Fourth: The amendment of the Charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved and adopted by the stockholders of the Corporation.

      Fifth: (a) That the total number of shares of all classes heretofore authorized was 40,000,000, all of which were Common Stock of the par value of $2.50 each, amounting in the aggregate to $100,000,000 par value.

            (b) That the total number of shares of all classes as increased is 55,000,000 shares, all of which are Common Stock of the par value of $2.50 each, amounting in the aggregate to $137,500,000 par value.

            (c) The shares are not divided into classes, all of the hereafter authorized shares being Common Stock.

      IN WITNESS WHEREOF, Allegheny Power System, Inc. has caused these presents to be signed in its name and on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereto affixed and attested by its Secretary or one of its Assistant Secretaries on May 9, 1980.

                          ALLEGHENY POWER SYSTEM, INC

                          By    KLAUS BERGMAN
                                Vice President

(CORPORATE SEAL)

Attest:

CARROLL E. SUMMERS
    Secretary

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

      I HEREBY CERTIFY that on May 9, 1980, before me, the subscriber, a notary public of the State of New York, in and for the County of New York, personally appeared Klaus Bergman, Vice President of Allegheny Power System, Inc., a Maryland corporation, and in the name and on behalf of said corporation acknowledged the foregoing Articles of Amendment to be the corporate act of said corporation; and at the same time personally appeared Charles B. Finch, and made oath in due form of law that he was chairman of the meeting of stockholders of said corporation at which the amendment of the Charter of said corporation was adopted and approved and that the matters and facts set forth in said Articles of Amendment with respect to approval are true to the best of his knowledge, information and belief.

      WITNESS my hand and notarial seal, the day and year last above written.


                             VERONICA T. MAHONEY
                                 Notary Public

(NOTARIAL SEAL)

Approved and received by the Maryland Department of Assessments and Taxation on May 19, 1980 at 3:15 o'clock PM

                ALLEGHENY POWER SYSTEM, INC.

                    ARTICLES OF AMENDMENT

      Allegheny Power System, Inc., a Maryland corporation having its principal office in the State of Maryland at Room 1, The Potomac Edison Company Building, corner of Maryland Avenue and Schley Avenue, Braddock Heights, Frederick County, Maryland (hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

      First: The Charter of the Corporation is hereby amended by striking out Article VI, as restated in the Articles of Amendment received for record on May 19, 1980, as heretofore amended, and inserting in lieu thereof the following:

                                      VI

            The total number of shares of stock which the Corporation has authority to issue is One Hundred thirty million (130,000,000) shares of Common Stock of the par value of Two dollars and fifty cents ($2.50) each, amounting in aggregate par value to three hundred twenty-five million dollars ($325,000,000).

      Second: The Board of Directors of the Corporation on February 5, 1987 at a meeting duly convened and held adopted a resolution in which was set forth the foregoing amendment to the Charter, declaring that the said amendment of the Charter was advisable and directing that it be submitted for action thereon to the stockholders of the Corporation.

      Third: That the Annual Meeting of Stockholders of the Corporation, notice of which having been given as required by law, was held in New York, N. Y., as provided by the By-laws of the Corporation, on May 14, 1987, and at said meeting the stockholders by the affirmative vote of more than 71% of all the votes entitled to be cast thereon (the Charter of the Corporation providing that notwithstanding any provisions of law requiring any action to be taken or authorized by the portion of the shares or of the shares of each class, or otherwise to be taken or authorized by vote of the stockholders, such action shall be effective and valid if taken or authorized by the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote thereon, except as otherwise provided in the Charter) duly approved the amendment of the Charter of the Corporation hereinabove set forth.

      Fourth: The amendment of the Charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved and adopted by the stockholders of the Corporation.

      Fifth: (a) That the total number of shares of all classes heretofore authorized was 55,000,000, all of which were Common Stock of the par value of $2.50 each, amounting in the aggregate to $137,500,000 par value.

            (b) That the total number of shares of all classes as increased is 130,000,000 shares, all of which are Common Stock of the par value of $2.50 each, amounting in the aggregate to $325,000,000 par value.

            (c) The shares are not divided into classes, all of the hereafter authorized shares being Common Stock.

      IN WITNESS WHEREOF, Allegheny Power System, Inc. has caused these presents to be signed in its name and on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereto affixed and attested by its Secretary or one of its Assistant Secretaries on May 14, 1987.


                          ALLEGHENY POWER SYSTEM, INC.

                          By   ALAN J. NOIA
                               Vice President



(CORPORATE SEAL)

Attest:


CARROLL E. SUMMERS
    Secretary

STATE OF NEW YORK )
                  )ss.:
COUNTY OF NEW YORK)


      I HEREBY CERTIFY that on May 14, 1987, before me, the subscriber, a notary public of the State of New York, in and for the County of New York, personally appeared Alan J. Noia, Vice President of Allegheny Power System, Inc., a Maryland corporation, and in the name and on behalf of said corporation acknowledged the foregoing Articles of Amendment to be the corporate act of said corporation; and at the same time personally appeared Charles B. Finch, and made oath in due form of law that he was chairman of the meeting of stockholders of said corporation at which the amendment of the Charter of said corporation was adopted and approved and that the matters and facts set forth in said Articles of Amendment with respect to approval are true to the best of his knowledge, information and belief.

      WITNESS my hand and notarial seal, the day and year last above written.



                            STANLEY I. GARNETT, II
                                 Notary Public

(NOTARIAL SEAL)

Approved and received by the Maryland Department of Assessment and Taxation on October 14, 1987, at 10:53 A.M.

                          ALLEGHENY POWER SYSTEM, INC.

      I, CARROLL E. SUMMERS, Secretary of Allegheny Power
System, Inc., a Maryland corporation, do hereby certify that the following are true and correct copies of certain resolutions duly adopted by the Board of Directors of said
Company at a meeting thereof duly convened and held on the 1st day of October, 1987, at which meeting a quorum was present and acting throughout, and that said resolutions have not been amended, modified or repealed as of the date hereof and are in full force and effect:

            "RESOLVED, that the location and post
     office address of the principal office of this Corporation in the State of Maryland be changed from Room 1, The Potomac Edison Building, corner of Maryland Avenue and Schley Avenue, Braddock
     Heights, Frederick County, Maryland to Room A,
     4604 Old Swimming Pool Road, P. O. Box 39,
     Braddock Heights, Frederick County, Maryland
     21714;" and further

            "RESOLVED, that Keith J. Davis, a citizen of the State of Maryland, actually residing therein, whose post office address is 4604 Old
     Swimming Pool Road, P. O. Box 39, Braddock
     Heights, Frederick County, Maryland 21714, is appointed resident agent of this Corporation in the State of Maryland."

      IN WITNESS WHEREOF, I have hereunto affixed my signature and the corporate seal of said Company this lst day of October, 1987.


                                   CARROLL E. SUMMERS
                                       Secretary

Certification by the Maryland Department of Assessments and Taxation.

                          ALLEGHENY POWER SYSTEM, INC.
                             ARTICLES OF AMENDMENT

      Allegheny Power System, Inc., a Maryland corporation having its principal office in the State of Maryland at Room A, 4604 Old Swimming Pool Road, P.O. Box 39, Braddock Heights, Frederick County, Maryland 21714 (hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

      First: The Charter of the Corporation is hereby amended by adding the following as a new third paragraph in
Article XIII, as restated in the Articles of Amendment received for record on August 28, 1964, as heretofore amended:

      "No director or officer of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that the foregoing shall not eliminate or limit liability of a director or officer (i) to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received, or (ii) to the extent that a judgment or final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding."

      Second: The Board of Directors of the Corporation on February 4, 1988 at a meeting duly convened and held adopted a resolution in which was set forth the foregoing amendment to the Charter, declaring that the said amendment of the Charter was advisable and directing that it be submitted for action thereon to the stockholders of the Corporation.

      Third: That the Annual Meeting of Stockholders of the Corporation notice of which having been given as required by law, was held in New York, N.Y., as provided by the By-laws of the Corporation, on May 12, 1988, and at said meeting the stockholders by the affirmative vote of more than 72% of all the votes entitled to be cast thereon (the Charter of the Corporation providing that notwithstanding any provisions of law requiring any action to be taken or authorized by the affirmative vote of the holders of a majority or other designated proportion of the shares or of the shares of each class, or otherwise to be taken or authorized by vote of the stockholders, such action shall be effective and valid if taken or authorized by the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote thereon, except as otherwise provided in the Charter) duly approved the amendment of the Charter of the Corporation hereinabove set forth.

     Fourth: The amendment of the Charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved and adopted by the stockholders of the Corporation.

     IN WITNESS WHEREOF, Allegheny Power System, Inc., has caused these presents to be signed in its name and on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereto affixed and attested by its Secretary or one of its Assistant Secretaries on May 12, 1988.

                                ALLEGHENY POWER SYSTEM, INC.

                                By   STANLEY I. GARNETT, II
                                     Vice President

(CORPORATE SEAL)

Attest:

EILEEN M. BECK
 Secretary

      I, Eileen M. Beck, Secretary, hereby acknowledge on behalf of Allegheny Power System, Inc. that the foregoing Articles of Amendment are the corporate act of said corporation and further certify, under the penalties of perjury, to the best of my knowledge, information and belief the matters and facts set forth in the Articles are true in all material respects.

                                      EILEEN M. BECK



                                      STANLEY I. GARNETT, II
(NOTARIAL SEAL)                            Notary Public

Approved and received by the Maryland Department of Assessments and Taxation on June 28, 1988 at 8:52 o'clock A.M.

                         ALLEGHENY POWER SYSTEM, INC.

                             ARTICLES OF AMENDMENT


      Allegheny Power System, Inc. a Maryland corporation having its principal office in the State of Maryland at Room A, 4604 Old Swimming Pool Road, P.O. Box 39, Braddock Heights, Frederick County, Maryland 21714 (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:      The charter of the Corporation is hereby amended
by striking out Article VI of the Restatement of Charter dated August 26, 1964, as most recently amended by Articles of Amendment dated May 14, 1987 and May 12, 1988, and inserting in lieu thereof the following:


                                     "VI.

                  The total number of shares of stock which the Corporation has authority to issue is Two hundred sixty million (260,000,000) shares of Common Stock of the par value of One dollar and twenty-five cents ($1.25) each, amounting in aggregate par value to Three hundred twenty-five million dollars ($325,000,000)."


SECOND:     The Board of Directors of the Corporation on
September 9, 1993, at a meeting duly convened and held, adopted a resolution in which was set forth the foregoing amendment to the Charter, declaring that the said amendment of the Charter was advisable and in the best interests of the Corporation and directing that it be submitted for action thereon to the stockholders of the Corporation.

THIRD:      By Special Meeting of the Stockholders of the
Corporation, notice of which having been given as required by law, held in New York, N.Y., as provided by the By-Laws of the Corporation, on November 3, 1993, and at said meeting the stockholders, by the affirmative vote of more than 66-2/3% of all votes entitled to be cast thereon, (the Charter of the Corporation providing that notwithstanding any provisions of law requiring any action to be taken or authorized by the majority or other designated proportion of the shares or of the shares of each class, or otherwise to be taken or authorized by vote of the stockholders, such action shall be effective and valid if taken or authorized by the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote thereon, except as otherwise provided in the Charter) duly approved the amendment of the Charter of the Corporation hereinabove set forth.

FOURTH:     The amendment of the Charter of the Corporation
as hereinabove set forth has been duly advised by the Board of Directors and approved and adopted by the stockholders of the Corporation.

 FIFTH:     (a)   The total number of shares  of all classes
of stock of the Corporation heretofore authorized was One hundred thirty million (130,000,000) shares, all of which were Common Stock of the par value of $2.50 each, amounting in aggregate to Three hundred twenty five million dollars ($325,000,000) par value.

            (b) The total number of shares of all classes of stock of the Corporation as increased is Two hundred sixty million (260,000,000) shares, all of which are Common Stock of the par value of $1.25 each, amounting in aggregate to Three hundred twenty five million dollars ($325,000,000) par value.

            (c) The shares are not divided into classes, all of the authorized shares being Common Stock.

            (d) The stated capital of the Corporation is not changed by the amendment.


      IN WITNESS WHEREOF, ALLEGHENY POWER SYSTEM, INC. has caused these presents to be signed in its name and on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries on November 3, 1993.

                          ALLEGHENY POWER SYSTEM, INC.

                               Nancy H. Gormley
                                Vice President

(SEAL)

Attest:

______________________________
      Eileen M. Beck
        Secretary

                                  CERTIFICATE


      THE UNDERSIGNED, Vice President of the Allegheny Power System, Inc., who executed, on behalf of said Corporation, the foregoing Articles of Amendment, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation, and further certifies, under the penalties of perjury and to the best of her knowledge, information and belief, that the matters and facts set forth in the Articles of Amendment are true in all material respects.



               ____________________________________
                         Nancy H. Gormley
                          Vice President

                                            October 25, 1996
Certified Mail Return Receipt Requested

State Department of Assessments and
  Taxation of Maryland
301 West Preston Street
Baltimore, Maryland 21202

             Re:  Change of Name and Address of
            Resident Agent and Change of Address
     of Principal Office of Allegheny Power System, Inc.

Gentlemen:

     Enclosed please find a certified copy of a resolution of the Board of Directors of Allegheny Power System, Inc.
authorizing the following:

     1. A change of the name and post office address of the resident agent of Allegheny Power System, Inc. from Kenneth J. Davis, Room A, 4604 Old Swimming Pool Road, P.O.
Box 39, Braddock Heights, Frederick County, Maryland 21714 to Thomas K. Henderson and Eileen M. Beck, each a resident agent and each of whose post office address is 10435
Downsville Pike, Hagerstown, Maryland 21740;

     2. A change of the location and post office address of the principal office of Allegheny Power System, Inc.
from Room A, 4604 Old Swimming Pool Road, P.O. Box 39,
Braddock Heights, Frederick County, Maryland 21714 to 10435
Downsville Pike, Hagerstown, Maryland 21740.

     Each of these changes is effective November 1, 1996.

     A check for $10.00 is included to cover the recording fee.

                                   Very truly yours,

                                   Allegheny Power System, Inc.


                                   By: __________________________
                                       Alan J. Noia, President

                ALLEGHENY POWER SYSTEM, INC.

     I, EILEEN M. BECK, Secretary of Allegheny Power System, Inc., a Maryland corportion, do hereby certify that the following are true and correct copies of certain resolutions duly adopted by the Board of Directors of said Company at a meeting thereof duly convened and held on the 5th day of September 1996, at which meeting a quorum was present and acting throughout, and that said resolutions have not been amended, modified or repealed as of the date hereof and are in full force and effect:

          RESOLVED that the resolutions adopted by this
     Board of Directors on October 1, 1987, designating
     the  location  and  post  office  address  of  the
     principal office of this Company in the  State  of
     Maryland  as Room A, 4604 Old Swimming Pool  Road,
     P.O.  Box 39, Braddock Heights, Frederick  County,
     Maryland  21714  and  appointing  Keith  J.  Davis
     resident   agent  of  this  Company,  are   hereby
     rescinded; and further

           RESOLVED  that the location and post  office
     address   of   the   principal  office   of   this
     Corporation in the State of Maryland shall be 10435 Downsville Pike, Hagerstown, Maryland 21740;
     and further

           RESOLVED that Thomas K. Henderson and Eileen
     M.  Beck, each a citizen of the State of Maryland,
     actually residing therein, and each of whose  post
     office   address   is   10435   Downsville   Pike,
     Hagerstown, Maryland 21740, is each appointed a resident agent of this Company in the State of Maryland.

          IN WITNESS WHEREOF, I have hereunto affixed my signature and the corporate seal of said Company this 24th day of October, 1996.

                              /s/ Eileen M. Beck
                                  Secretary

Approved and received by the Maryland Department of Assessments and Taxation on October 28, 1996 at 12:14 o'clock P.M.

                ALLEGHENY POWER SYSTEM, INC.

                    ARTICLES OF AMENDMENT

          Allegheny Power System, Inc., a Maryland
Corporation having its principal office in Washington
County, Maryland (hereinafter called the Corporation) hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

          FIRST:    The Charter of the Corporation is hereby
amended by striking out Article II and inserting in lieu thereof the following:

                             II.

         The name of the Corporation (which is here-
            inafter called the "Corporation") is
                   ALLEGHENY ENERGY, INC.

                       _______________

          SECOND:   The Board of Directors of the
Corporation on April 4, 1997 duly adopted a resolution in which was set forth the foregoing amendment to the Charter, declaring that the said amendment of the Charter was advisable and directing that it be submitted for action thereon by the stockholders at a special meeting to be held on August 7, 1997.

          THIRD:    At a special meeting of the stockholders
of the Corporation, notice of which having been given as required by law, held in Hagerstown, Maryland as provided by the By-Laws of the Corporation, on August 7, 1997, the stockholders, by the affirmative vote of the holders of more than a majority of the total number of shares of the Corporation outstanding and entitled to vote thereon, (the Charter of the Corporation providing that notwithstanding any provisions of law requiring any action to be taken or authorized by the majority or other designate proportion of the shares or of the shares of each class, or otherwise to be taken or authorized by vote of the stockholders, such action shall be effective and valid if taken or authorized by the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote thereon, except as otherwise provided in the Charter) duly approved the amendment of the Charter of the Corporation hereinabove set forth.

          IN WITNESS WHEREOF, Allegheny Power system, Inc. has caused these presents to be signed in its name and on its behalf by its President and its corporate seal to be hereunto affixed and attested by its Secretary on August 25, 1997 and its President acknowledges that these Articles of Amendment are the act and deed of the Corporation and, under penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information and belief.

                         ALLEGHENY POWER SYSTEM, INC.

                         By:  /s/ Alan J. Noia
                                 Alan J. Noia, President

(SEAL)

/s/  Eileen M. Beck
E. M. Beck, Secretary

Dated:  August 25, 1997

STATE OF MARYLAND        )
                         )  ss:
COUNTY OF WASHINGTON     )


          I HEREBY CERTIFY that on August 25, 1997, before me, the subscriber, a Notary Public of the State of Maryland, in and for the County of Washington, personally appeared Alan J. Noia, President of Allegheny Power System,
Inc., a Maryland corporation, and in the name and on behalf of the corporation acknowledged the foregoing articles of Amendment to be the corporate act of said corporation; and at the same time personally appeared E. M. Beck and made oath in due form of law that she was secretary of the special meeting of the stockholders of said corporation at which the amendment of the charter of the corporation therein set forth was approved, and that the matters and facts set forth in said Articles of Amendment are true to the best of her knowledge, information and belief.

          WITNESS my hand and notarial seal or stamp, the day and year last above written.


                              /s/ Judth A. Bohner
                                  Notary Public

(SEAL)

Approved and received by the Maryland Department of Assessments and Taxation on September 16, 1997 at 10:42 A.M.